UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 10, 2006
Post Properties, Inc.
Post Apartment Homes, L.P.
(Exact name of registrant as specified in its charter)

Georgia Georgia (State or other jurisdiction of incorporation)	1-12080 0-28226 (Commission File Number)	58-1550675 58-2053632 (IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia (Address of principal executive offices)	30327 (Zip Code)
Registrant’s telephone number, including area code: (404) 846-5000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     (a) Former independent registered public accounting firm
     On March 10, 2006, the Audit Committee of Post Properties, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company and Post Apartment Homes, L.P. (the “Operating Partnership”, and together with the Company, the “Registrants”). Such dismissal became effective following PricewaterhouseCoopers LLP’s completion of procedures on March 15, 2006 regarding the Registrants’ financial statements as of and for the year ended December 31, 2005 and the Form 10-K in which such financial statements were included.
     During the years ended December 31, 2005 and 2004 and through March 15, 2006, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused such firm to make reference thereto in its reports for such years.
     During the years ended December 31, 2005 and 2004 and through March 15, 2006, there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K.
     The reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Registrants for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principle. The Registrants have provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of PricewaterhouseCoopers LLP’s letter, dated March 15, 2006, stating its agreement with such statements.
     (b) New independent registered public accounting firm
     On March 10, 2006, the Registrants’ appointed Deloitte & Touche LLP as their independent registered public accounting firm for the year ending December 31, 2006 effective upon the completion of PricewaterhouseCoopers LLP’s procedures on March 15, 2006 regarding the Registrants’ financial statements as of and for the year ended December 31, 2005 and the Form 10-K in which such financial statements were included. This appointment followed the Registrants’ decision to seek proposals from independent registered public accounting firms for the fiscal year ending December 31, 2006.
     During the fiscal years ended December 31, 2005 and 2004 and through March 15, 2006, neither the Registrants nor anyone on the Registrants’ behalf consulted with Deloitte & Touche LLP regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrants’ financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

16.1	Letter from PricewaterhouseCoopers LLP dated March 15, 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST PROPERTIES, INC.
Date: March 15, 2006	By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST APARTMENT HOMES, L.P.
Date: March 15, 2006	By:	POST GP HOLDINGS, INC., as General Partner

By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP dated March 15, 2006.